UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 21, 1999


                            MEXCO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)




          Colorado                    0-6694                   84-0627918
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)




             214 West Texas Avenue, Suite 1101, Midland, Texas 79701
                    (Address of principal executive offices)


                                 (915) 682-1119
              (Registrant's telephone number, including area code)

                            MEXCO ENERGY CORPORATION

                                Table of Contents



                                                                            Page

Item 2.           Disposition of Assets                                       3

Item 7.           Financial statements and exhibits                           3

Signatures                                                                    4

Index to Exhibits                                                             5

                            MEXCO ENERGY CORPORATION


Item 2. Disposition of Assets.

On April 21, 1999 Mexco Energy Corporation sold all of its oil and gas interests in Lazy JL field properties in Garza County, Texas to Shenandoah Petroleum Corporation for $600,000 cash, adjusted for revenues and expenses from the effective date of February 1, 1999 through the date of closing. Shenandoah Petroleum Corporation is the operator of these oil and gas properties. The offer for the properties was accepted based on independent petroleum engineering studies and evaluations of the properties. The sales proceeds were used to reduce the Company's outstanding debt under its line of credit with Bank of America, formerly NationsBank of Texas.

Item 7. Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

           Not applicable.

(b)      Pro forma financial information.

           Not required.

(c)      Exhibits.

Exhibit
Number                        Description of Document

10.1 Partial Assignment, Bill of Sale and Conveyance between Mexco Energy Corporation and Shenandoah Petroleum Corporation dated April 21, 1999.

                            MEXCO ENERGY CORPORATION

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   MEXCO ENERGY CORPORATION
                                                   (Registrant)



Dated: May 3, 1999                                 Nicholas C. Taylor
                                                   -----------------------------
                                                   Nicholas C. Taylor, President

                            MEXCO ENERGY CORPORATION

                                Index to Exhibits



Exhibit
Number                 Description of Document                              Page

10.1     Partial Assignment, Bill of Sale and Conveyance between Mexco
         Energy Corporation and Shenandoah Petroleum Corporation dated
         April 21, 1999.                                                     6

                  PARTIAL ASSIGNMENT, BILL OF SALE AND CONVEYANCE

     This Partial Assignment of oil and gas leases and Bill of Sale is made and entered into this 21st day of April, 1999, by and between Mexco Energy Corporation ("Assignor") and Shenandoah Petroleum Corporation ("Assignee"), the address of which is 731 W. Wadley, Bldg. O, Suite 100, Midland, Texas 79705.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, and subject to the provisions hereinafter set forth, Assignor has TRANSFERRED, ASSIGNED, CONVEYED AND DELIVERED AND BY THESE PRESENTS DOES HEREBY TRANSFER, ASSIGN, CONVEY AND DELIVER unto Assignee, all of the right, title and interest of Assignor in and to the oil and gas leases described in Exhibit "A" attached hereto and incorporated herein by reference for all purposes, subject only to such Assignments or burdens by Assignor which are of record in the public records of Garza County, Texas, as of February 1, 1999 at 7:00 a.m. Assignor represents and warrants to Assignee that this Assignment entitles Assignee to not less than the net revenue interest set forth in Exhibit "A" attached hereto and incorporated herein by reference for all purposes as to each lease described therein. This Assignment includes all of Assignor's right, title and interest in and to the properties described in Exhibit "A", whether the net revenue interest of Assignor is correctly stated or not, and also includes all right, title and interest of Assignee in and to such properties as adjoin or are contiguous thereto, and all right, title and interest of Assignor in and to the leases described in Exhibit "A" notwithstanding any limitation set forth in Exhibit "A". This Assignment also includes:

     (a) all oil and gas sales, purchase, exchange, and processing contracts, casinghead gas contracts, Operating Agreements, Joint Venture Agreements, seismic exploration agreements, Areas of Mutual Interest Agreements (if any), Farmout and Farm-in Agreements, and all other contracts agreements and instruments (including, without limitation, future interests, reversionary rights and deferred interests) which relate to the properties described above; and

     (b) all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of way (including, by way of example and not of limitation, all wells, casing, tubing, tanks, boilers, separators, buildings, fixtures, machinery, injection facilities, saltwater disposal facilities, compression facilities and other equipment, processing plants, gathering systems, pipelines, power lines, telephone and telegraph lines, roads and other appurtenances and easements) situated upon or used or useful or held for future use in connection with the exploration, development or operation or maintenance of the properties described, or any unit or units or operation or maintenance of the properties described, or any unit or units in which part or parts of the properties described may be included, or in connection with the production, treating, storing, transportation or marketing of gas or other minerals produced from or allocated to the properties described for such unit or units, provided this Assignment is subject to the terms and conditions of each easement, license, permit and servitude, including any limitation upon the right of assignment (the "Personal Property")

         This Assignment is subject to the terms and provisions of all applicable Joint Operating Agreements, including, without limitation, Joint Operating Agreements naming the Assignee as the Operator.

         To have and to hold the above-described interest, together with all and singular the rights and privileges in any manner pertaining thereto, and to Assignee and its successors and assigns forever, subject only to the above-described reservations and exceptions, warrant title by, through and under Assignor, but not otherwise.

         AS TO ALL PERSONAL PROPERTY, THE ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES ALL WARRANTIES OF CONDITION, FITNESS, MERCHANTABILITY AND THE
PARTIES AGREE THAT THE PERSONAL PROPERTY CONVEYED AND ACCEPTED IN AS IS, WHEREIS, WITH ALL FAULTS.

         Signed this 21st day of April, 1999, but effective for all purposes as of February 1, 1999.
                                                        MEXCO ENERGY CORPORATION

                                                        By:      Nicholas Taylor
                                                        Name:    Nicholas Taylor
                                                        Title:   President
ATTEST:
Linda J. Crass
Name: Linda J. Crass

STATE OF TEXAS
COUNTY OF MIDLAND

         This instrument was acknowledged before me on this the 21st day of April, 1999 by the said Nicholas Taylor, as atty for Mexco Energy Corporation, a Texas corporation, on behalf of said corporation.

                                                 L. Stone
                                                 NOTARY PUBLIC in and for the
                                                 State of Texas
                                                 My Commission Expires 3/31/2001

                                   EXHIBIT "A"

                               PARTIAL ASSIGNMENT
                               GARZA COUNTY, TEXAS

         Attached to and made a part of that certain Partial Assignment by and between Shenandoah Petroleum Corporation and Mexco Energy Corporation dated April 21, 1999.

     An Oil & Gas Lease dated the 2nd day of June, 1988, by and between Lott Mineral Trust, etal and Shenandoah Petroleum Corporation, a Memorandum of which is recorded in Book 172, Page 503, Deed Records, Garza County, Texas
          Section Twenty (20), Block One (1), Jasper Hays Original Grantee Including the NE/4 of NE/4.

                 MACY LOTT           MEXCO             MEXCO
                   WELL #             WI                NRI
                   20 #2          43.000000%        32.250000%

     An Oil & Gas Lease dated August 7, 1990, by and between Lott Mineral Trust, etal and Shenandoah Petroleum Corporation, a Memorandum of which is recorded in Book 192, Page 221, Deed Records, Garza County, Texas
          Section Nineteen (19), Block One (1), Jasper Hays Original Grantee Including the West one-half (W/2) of Section 19.
          Section Twenty (20), Block One (1), Jasper Hays Original Grantee Including the North 240 Acres of West one-half (N/240Ac. Of W/2), and Including the West one-half of Northeast one-quarter (W/2 of NE/4),and Including the Southeast one-quarter of Northeast one-quarter
          (SE/4 of NE/4).

                MACY LOTT           MEXCO             MEXCO
                  WELL #              WI               NRI
                  19 #1          43.000000%        32.250000%
                  20 #3          43.000000%        32.250000%
                  20 #5          43.000000%        32.250000%
                  20 #6          43.000000%        32.250000%
                  20 #7          43.000000%        32.250000%
                  20 #8          43.000000%        32.250000%
                  20 #9          43.000000%        32.250000%
                  20 #10         43.000000%        32.250000%
                  20 #11         43.000000%        32.250000%
                  20 #13         43.000000%        32.250000%

     An Oil & Gas Lease dated June 7, 1995, by and between Lott Mineral Trust, etal and Shenandoah Petroleum Corporation, a Memorandum of which is recorded in Book 226, Page 135, Deed Records, Garza County, Texas
          Section Seventeen (17), Block One (1), Jasper Hays Original Grantee Including the South half of South half (S/2 of S/2)
          Section Eighteen (18), Block One (1), Jasper Hays Original Grantee Including the Southwest quarter (SW/4)
          Section Twenty One (21), Block One (1), Jasper Hays Original Grantee Including the Northeast quarter (NE/4) and North half of Southeast quarter (N/2 of SE/4)

                MACY LOTT           MEXCO              MEXCO
                  WELL #              WI                NRI
                   17 #1          42.602649%         31.951987%
                   17 #2          42.602649%         31.951987%
                   17 #3          42.602649%         31.951987%
                   18 #1          35.000000%         26.250000%
                   18 #2          35.000000%         26.250000%
                   18 #3          35.000000%         26.250000%
                   18 #4          42.602649%         31.951987%
                   21 #1          35.000000%         26.250000%
                   21 #2          35.000000%         26.250000%
                   21 #3          42.602649%         31.951987%
                   21 #4          42.602649%         31.951987%

     An Oil & Gas Lease dated February 22, 1991, by and between Lott Mineral Trust, etal and Shenandoah Petroleum Corporation, a Memorandum of which is recorded in Book 196, Page 12, Deed Records, Garza County, Texas
          Section Twenty (20), Block One (1), Jasper Hays Original Grantee Including the South half of Southwest quarter (S/2 of SW/4), and West half of Southeast quarter (W/2 of SE/4)

                 MACY LOTT          MEXCO              MEXCO
                  WELL #             WI                 NRI
                   20 #4          45.126582%         33.844937%

     An Oil & Gas Lease dated March 1, 1996, by and between Lott Mineral Trust, etal and Statex Petroleum Inc, a Memorandum of which is recorded in Book 228, Page 1140, Deed Records, Garza County, Texas
          Section Sixteen (16), Block One (1), Jasper Hays Original Grantee Including the Undeveloped 80.25 acre tract
          Section Seventeen (17), Block One (1), Jasper Hays Original Grantee Including the North half of Southeast quarter (N/2 of SE/4)
          Section Eighteen (18), Block One (1), Jasper Hays Original Grantee
          All of Section 18, Except Southwest quarter (SW/4),
          Southeast quarter of Southeast quarter (SE/4 of SE/4), and West half of Northwest Quarter (W/2 of NW/4)
          Section Twenty (20), Block One (1), Jasper Hays Original Grantee Including the Northeast quarter of Southeast quarter (NE/4 of SE/4), and South half of Southwest quarter (S/2 of SW/4)
          Section Twenty One (21), Block One (1), Jasper Hays Original Grantee Including the West half (W/2) and South half of Southeast quarter
          (S/2 of SE/4).

                             MEXCO            MEXCO
                               WI              NRI
                           42.602649%       31.951987%

     An Oil & Gas Lease dated November 1, 1996, by and between Lott Mineral Trust, etal and Statex Petroleum Inc, a Memorandum of which is recorded in Book 232, Page 834, Deed Records, Garza County, Texas
           Section Twenty Two (22), Block One (1), Jasper Hays Original Grantee Including the 280.88 Undeveloped acres
           Section Sixteen (16), Block One (1), Jasper Hays Original Grantee Including the 256.75 Undeveloped acres
           Section Twenty One (21), Block One (1), Jasper Hays Original Grantee Including the 100 Undeveloped acres
           Section Thirteen (13), Block One (1), Jasper Hays Original Grantee Including the 321 Undeveloped acres
           Section Fourteen (14), Block One (1), Jasper Hays Original Grantee Including the 160.5 Undeveloped acres

                             MEXCO            MEXCO
                              WI               NRI
                           42.602649%       31.951987%

     An Oil & Gas Lease dated June 1, 1997, by and between Lott Mineral Trust, etal and Statex Petroleum Inc, a Memorandum of which is recorded in Book 235, Page 887, Deed Records, Garza County, Texas
            Section Eighteen (18), Block One (1), Jasper Hays Original Grantee Including the 60 Undeveloped acres
            Section Seventeen (17), Block One (1), Jasper Hays Original Grantee Including the 240 Undeveloped acres

                             MEXCO            MEXCO
                              WI               NRI
                           42.602649%       31.951987%

     That certain Garza County Exploration Agreement dated October 1, 1996 by and between Shenandoah Petroleum Corporation and Mexco Energy Corporation et. al. which sets forth a joint exploration agreement in Garza and Borden County, Texas.

                             MEXCO            MEXCO
                              WI               NRI
                           42.602649%       31.951987%

     All of the above Oil & Gas Leases, Properties and Agreements are assigned without depth limitations.


                               End of Exhibit "A".